9. Subsequent Events	6 Months Ended
Jun. 30, 2012
Notes
9. Subsequent Events

9.   SUBSEQUENT EVENTS

In the operating agreement for GNP between Goldrich and NyacAU described in Note 3 Joint Venture, NyacAU was granted an option to lend GNP $250,000 to purchase the 2% royalty interest payable on all production from certain Goldrich mining claims at the Chandalar, Alaska property from Jumbo Basin Corporation. On August 13, 2012, GNP purchased the royalty interest. The loan to GNP from NyacAU for the royalty carries interest at the greater of prime plus 2% or 10% and will be repaid from Goldrich’s portion of future production. Goldrich will also have the exclusive right to purchase the royalty from GNP at any time. The royalty will be extinguished upon payback of the loan or purchase by Goldrich.